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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                _________________


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2005
                                _________________


                                MICROVISION, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      0-21221                   91-1600822
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                            19910 North Creek Parkway
                            Bothell, Washington 98011
               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (425) 415-6847

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On May 5, 2005, Microvision, Inc. issued a press release announcing its preliminary financial results for the quarter ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1 to this report contains a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The non-GAAP financial measure is Net loss per share before non-cash compensation expense. Management believes that Net loss per share before non-cash compensation, which information has been requested by investors, presents useful information to investors by showing the operating results before inclusion of a material non-cash expense that may be subject to substantial fluctuation from quarter to quarter as a result of the application of variable accounting treatment to non-cash compensation rather than changes in operating performance.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          99.1 Microvision, Inc. Press Release Announcing Preliminary Financial Results for the Quarter Ended March 31, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MICROVISION, INC.


                                             By: /s/ Thomas M. Walker
                                                 -------------------------------
                                                 Thomas M. Walker
                                                 Vice President, General Counsel

Date: May 5, 2005